FIRST AMENDMENT TO
                          WAREHOUSING CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO WAREHOUSING CREDIT AGREEMENT ("Amendment") is made and entered into as of December 21, 2001, by and among PLM EQUIPMENT GROWTH FUND VI, a California limited partnership ("EGF VI"), PLM EQUIPMENT GROWTH & INCOME FUND VII, a California limited partnership ("EGF VII"), PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C., a Delaware limited liability company ("Income Fund I"), and ACQUISUB, LLC, a Delaware limited liability company ("Acquisub") (EGF VI, EGF VII, Income Fund I, and Acquisub each individually being a "Borrower" and, collectively, the "Borrowers"), and PLM FINANCIAL SERVICES, INC., a Delaware corporation and the sole general partner, in the case of EGF VI and EGF VII, and the sole manager, in the case of Income Fund I and Acquisub ("FSI"), the banks, financial institutions and institutional lenders party hereto and defined as Lenders in the Loan Agreement (as defined below), and COMERICA BANK-CALIFORNIA ("Bank"), successor by merger to IMPERIAL BANK not in its individual capacity, but solely as agent (in such capacity, the "Agent").

                                    RECITALS

     A. Borrowers requested and the Lenders agreed to extend and make loans available to Borrowers upon the terms and conditions contained in that certain Warehousing Credit Agreement dated as of April 13, 2001, by and among the Borrowers, FSI, Imperial Bank, as agent for the lenders party thereto ("Lenders"), and the Lenders (as the same may from time to time be further modified, amended, supplemented, restated or superseded, the "Loan Agreement").

     B. Imperial Bank and Bank have entered into an agreement to merge whereby Bank has acquired substantially all of the assets of Imperial Bank, Imperial Bank has assigned substantially all its rights, including all of its rights under the Loan Agreement, to Bank, and Bank has assumed substantially all of the obligations of Imperial Bank, including all of Imperial Bank's obligations under the Loan Agreement.

     C. Borrowers have requested that the Lenders amend the Loan Agreement, and the Lenders are willing to do so on the terms and conditions set forth herein and in reliance of the representations and warranties set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, and to induce Agent and the Lenders to enter into this Amendment, Borrowers and Agent hereby agree as follows:

     Section 1. Definitions. Unless otherwise defined herein, all terms defined in the Loan Agreement have the same meaning when used herein.

     Section 2. Amendments to Section 1.1. of the Loan Agreement. Section 1.1. of the Loan Agreement is hereby amended as follows:

          2.1. The definition of "Change of Control" set forth on Section 1.1. of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

          ""Change of Control" means: (i) the failure after December 21, 2001 of Gary Engle or Jim Coyne, directly or indirectly, through one or more intermediaries, to own, whether beneficially or as a trustee, guardian or other fiduciary, fifty-one percent (51%) or more of (x) the stock having ordinary voting power in the election of directors or (y) the ownership interests of either FSI, TEC, Acquisub, IMI or an Affiliate of IMI, in its capacity as equipment manager for any of the Equipment Growth Funds (the "Equipment Manager"), or any Owner Trustee, or (ii) the failure after December 21, 2001 of Gary Engle or Jim Coyne, directly or indirectly, through one or more intermediaries, to control FSI, TEC, Acquisub, the Equipment Manager, or any Owner Trustee. For purposes of this definition, "control" of FSI, TEC, Acquisub, the Equipment Manager, or any Owner Trustee shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise."

          2.2 The definition of "Continuing Director" set forth on Section 1.1. of the Loan Agreement is deleted in its entirety.

          2.3 The following definition is added to the list of definitions set forth on Section 1.1. of Loan Agreement, inserted in its respective alphabetical sequence:

          "Credit Agreement" means that certain Credit Agreement, dated as of December 21, 2001, by and among EGF VI, Comerica Bank-California, as agent, and the banks, financial institutions and institutional lenders from time to time party thereto, as the same may from time to time be further modified, amended, supplemented, restated or superseded."

     Section 3. Other Amendments to the Loan Agreement.

          3.1 Schedule A. Schedule A of the Loan Agreement is deleted in its entirety and Schedule A hereto is incorporated in the Loan Agreement as Schedule A thereto.

          3.2 Section 6.1. The following is inserted in Section 6.1 of the Loan Agreement as a new section, Section 6.1.6, thereto:

          "6.1.6 Liens granted by EGF VI in favor of Comerica Bank-California, as agent on behalf of Lenders (as defined in the Credit Agreement) pursuant to the Security Documents (as defined in the Credit Agreement)."

          3.3 Section 6.3. The following is inserted in Section 6.3 of the Loan Agreement as a new section, Section 6.3.8, thereto:

          "6.3.8 Indebtedness incurred by EGF VI pursuant to the Credit Agreement."

          3.4 Section 6.9. Section 6.9 of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

          "6.9 No Investment. No Borrower shall make or suffer to exist, or permit or suffer any of its Marine Subsidiaries to make or suffer to exist, any Investment except as permitted by Section 6.8, the sharing arrangements with respect to Equipment which are shared with Equipment Growth Funds, and equipment owned jointly with USPE's; provided, however, that EGF VI may make equity investments in its USPE's in an aggregate amount not to exceed $6,000,000."

          3.5 Section 8.1.11. Section 8.1.11 of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

          "8.1.11 Change Of General Partner; Equipment Manager. Either (a) FSI shall cease to be the sole general partner or sole manager of such Borrower, as applicable, whether due to the voluntary or involuntary withdrawal, substitution, removal or transfer of FSI from or of all or any portion of FSI's general partnership interest or capital contribution in such Borrower; or (b) IMI or any Affiliate of IMI shall cease to be the equipment manager of such Borrower (in the case of the Equipment Growth Funds); or"

          3.6 Section 8.1.12. Section 8.1.12 of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

          "8.1.12 Change of Control. There occurs any Change of Control; or"


     Section 4. Comerica Bank-California, successor by merger to Imperial Bank. Each Loan Document is hereby amended so that all references to Imperial Bank therein shall be references to Comerica Bank-California, successor by merger to Imperial Bank.

     Section 5. Limited Amendment. Each of the amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be an amendment of any other term or condition of the Loan Agreement or the other Loan Documents, to prejudice any right or remedy which Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or (b) to be a consent to any future amendment.

     Section 6. Representations And Warranties. Each Borrower represents and warrants that its respective representations and warranties made in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment (except to the extent such specifically relate to another date or as specifically described on Schedule B attached hereto and incorporated herein by this reference) and that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any material law or regulation or any term or provision of any other material agreement entered into by such Borrower.

     Section 7. Governing Law. Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

     Section 8. Full Force And Effect; Entire Agreement. Except to the extent expressly provided in this Amendment, the terms and conditions of the Loan
Agreement and the other Loan Documents shall remain in full force and effect. This Amendment and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. The parties hereto further agree that the Loan Documents comprise the entire agreement of the parties thereto and supersede any and all prior agreements, negotiations, correspondence, understandings and other communications between the parties thereto, whether written or oral respecting the extension of credit by the Lenders to the Borrowers and/or their affiliates.

     Section 9. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto or thereto, delivery of each such counterpart to Agent.

     WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWERS:              PLM EQUIPMENT GROWTH FUND VI

                        BY PLM FINANCIAL SERVICES, INC.,
                        ITS GENERAL PARTNER


                        By   /s/Stephen M. Bess
                          -----------------------------------------------------
                        Stephen M. Bess
                        President and Chief Executive Officer


                        PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.

                        BY PLM FINANCIAL SERVICES, INC.,
                        ITS MANAGER


                        By   /s/Stephen M. Bess
                          -----------------------------------------------------
                        Stephen M. Bess
                        President and Chief Executive Officer

                        PLM EQUIPMENT GROWTH & INCOME FUND VII

                        BY PLM FINANCIAL SERVICES, INC.,
                        ITS GENERAL PARTNER


                        By   /s/Stephen M. Bess
                          -----------------------------------------------------
                        Stephen M. Bess
                        President and Chief Executive Officer


                        ACQUISUB, LLC


                        BY PLM FINANCIAL SERVICES, INC.
                        ITS MANAGER


                        By  /s/Stephen M. Bess
                          -----------------------------------------------------
                        Stephen M. Bess
                        President and Chief Executive Officer

FSI:                    PLM FINANCIAL SERVICES, INC.

                        By  /s/Stephen M. Bess
                          -----------------------------------------------------
                        Stephen M. Bess
                        President and Chief Executive Officer


AGENT:                  COMERICA BANK-CALIFORNIA,
                        successor by merger to Imperial Bank


                        By   /s/Misako Noda
                          -----------------------------------------------------
                        Misako Noda
                        Vice President

LENDERS:                COMERICA BANK-CALIFORNIA,
                        successor by merger to Imperial Bank

                        By  /s/Misako Noda
                          -----------------------------------------------------
                        Misako Noda
                        Vice President

                        PFF BANK & TRUST

                        By  /s/Steve Capps
                          -----------------------------------------------------
                        Printed Name: Steve Capps
                        Title: Vice President

                                   SCHEDULE A

                                  (COMMITMENTS)


                                                             Pro Rata
Lender                         Commitment                    Share

Imperial Bank                  $5,000,000                      50%

PFF Bank & Trust               $ 5,000,000                     50%

                                   SCHEDULE B


                             SCHEDULE OF EXCEPTIONS
                        TO REPRESENTATIONS AND WARRANTIES


                                    ("None")

     The undersigned Guarantors under the Multiparty Guaranty dated as of April 13, 2001 (the "Guaranty") hereby consent to the terms of the foregoing amendment and acknowledge that the Guaranty remains fully effective in accordance with its terms with respect to the obligations of the Borrowers under the Loan Agreement, as amended pursuant to this Amendment.

Executed as of the date first above written

                             PLM INTERNATIONAL, INC.


                          By:___/s/Stephen M. Bess_____________
                          Stephen M. Bess
                          President and Chief Executive Officer


                          PLM FINANCIAL SERVICES, INC.


                          By:__/s/Stephen M. Bess_____________
                          Stephen M. Bess
                          President and Chief Executive Officer


                          PLM TRANSPORTATION EQUIPMENT CORPORATION


                          By:__/s/Stephen M. Bess______________
                          Stephen M. Bess
                          President and Chief Executive Officer